UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 14, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-RAMP1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-15 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 27, 2007, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-RAMP1, Mortgage Pass-Through Certificates, Series 2007-RAMP1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of February 27, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of February 27, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Residential Funding Company, LLC, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Standard Terms and Provisions of Sale and Servicing Agreement, dated as of August 22, 2005, as amended and restated to and including December 1, 2006, between Residential Funding Company, LLC, as seller and master servicer and DB Structured Products, Inc., as initial owner.

99.4

Amendment Number One, Amended and Restated Standard Terms and Provisions of Sale and Servicing Agreement dated as of August 22, 2005 as amended and restated to and including December 1, 2006 by and between Residential Funding Company, LLC and DB Structured Products, Inc.

99.5

Interest Rate Floor Confirmation and Credit Support Annex, each dated as of February 27, 2007, between Swiss Re Financial Products Corporation, as floor provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.6

ISDA Master Agreement, Schedule to the Master Agreement, Swap I Transaction Confirmation and Credit Support Annex, each dated as of February 27, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.7

Swap II Transaction Confirmation, dated as of February 27, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

Title:   Director

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

Dated: March 14, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of February 27, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of February 27, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and Residential Funding Company, LLC, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Standard Terms and Provisions of Sale and Servicing Agreement, dated as of August 22, 2005, as amended and restated to and including December 1, 2006, between Residential Funding Company, LLC, as seller and master servicer and DB Structured Products, Inc., as initial owner.

99.4

Amendment Number One, Amended and Restated Standard Terms and Provisions of Sale and Servicing Agreement dated as of August 22, 2005 as amended and restated to and including December 1, 2006 by and between Residential Funding Company, LLC and DB Structured Products, Inc.

99.5

Interest Rate Floor Confirmation and Credit Support Annex, each dated as of February 27, 2007, between Swiss Re Financial Products Corporation, as floor provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.6

ISDA Master Agreement, Schedule to the Master Agreement, Swap I Transaction Confirmation and Credit Support Annex, each dated as of February 27, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.7

Swap II Transaction Confirmation, dated as of February 27, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.